UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  August 2, 2010

Global MobileTech, Inc.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	26-1550187
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99202
(Address of principal executive offices)	(Zip Code)

(509) 723-1312
(Registrant’s telephone number, including area code)
Trevenex Resources, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 2, 2010, Global MobileTech, Inc. entered into an Amended Registration Rights Agreement with the three investors in its May 2010 private placement offering.  The three investors are Valerie Hoi Fah Looi, our Secretary and a Director, Matthew Riedel, a pre-existing shareholder and Hong Choo Lim.  This amended agreement removes certain provisions related to liquidated damages payable by Global MobileTech to the investors in the case of failing to meet certain filing deadlines with regard to the registration statement and in the case of the registration statement not being continuously effective for certain extended periods of time.  In addition the deadlines for initial filing of the registration statement and its effectiveness were extended.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

10.1

Form of Amended Registration Rights Agreement dated August 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MOBILETECH, INC. (Registrant)

Date: August 3, 2010	By:	/s/ Aik Fun Chong
Aik Fun Chong President and CEO